                                                                    EXHIBIT 10.4

                            CHANGE IN TERMS AGREEMENT

[LOGO] COMPASS
       BANK                        BORROWER

                                                              NOTICE
                                                             OF NO ORAL
                                                             AGREEMENTS

                          Global Election Systems, Inc.





       COMPASS BANK
       P O Box 26144
       Albuquerque, NM  87125
       (888) 967-2265  "LENDER"



                                     ADDRESS
                           1611 Wilmeth Road
                           McKinney, TX 75069

                           TELEPHONE NO.      IDENTIFICATION NO.
                                                   85039490

         OFFICER         INTEREST                                     CUSTOMER   TRANSACTION
      IDENTIFICATION       RATE      CREDIT LIMIT   AGREEMENT DATE     NUMBER      ACCOUNT
      --------------       ----      ------------   --------------     ------      -------
       WMF               VARIABLE     $133,310.00      05/27/00

     Borrower confirms that Borrower is aware of the provisions of N.M. Stat. Ann. Section 58-6-5, providing that no contract, promise, or commitment to loan money or to grant, extend or renew credit, or any modification thereof, in any amount greater that $25,000, not primarily for personal, family or household purposes, made by a financial institution, including Lender indicated above, is enforceable unless in writing and signed by the party to be charged, or by that party's authorized representative.


     Borrower acknowledges receipt of an exact copy of this Notice.

     Dated:   May 27, 2000

         BORROWER:  Global Election Systems, Inc            BORROWER:


         By:
            -------------------------------        ----------------------------
         Robert J. Urosevich
         President

         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------

[LOGO] COMPASS
       BANK                         BORROWER

                                                             COMMERCIAL
                                                              VARIABLE
                                                                RATE
                                                             PROMISSORY
                                                                NOTE

                         Global Election Systems, Inc.





       COMPASS BANK
       P O Box 26144
       Albuquerque, NM  87125
       (888) 967-2265  "LENDER"



                                     ADDRESS
                           1611 Wilmeth Road
                           McKinney, TX 75069

                           TELEPHONE NO.
                                   IDENTIFICATION NO.
                                                85039490

        OFFICER         INTEREST      PRINCIPAL     FUNDING    MATURITY   CUSTOMER    LOAN
     IDENTIFICATION       RATE         AMOUNT        DATE        DATE      NUMBER    NUMBER
     --------------       ----      ------------   --------    --------   --------   -------
         WMF           VARIABLE     $113,310.00    05/27/00    11/27/00
     --------------------------------------------------------------------------------------
          BUSINESS RENEWAL
     --------------------------------------------------------------------------------------

     PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender the principal amount of One Hundred Thirty Three Thousand Three Hundred Ten and no/100 Dollars ($133,310.00) plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued, unpaid interest, then to unpaid principal, and then to any late charges or expenses, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

     INTEREST RATE: This Note has a variable interest rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of the actual number of days over 360 days per year. Interest on this Note shall be calculated and payable at a variable rate equal to 1.000% per annum over the Index Rate. The initial interest rate on this Note shall be 11.500% per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

          the actual date of change.

     INDEX RATE:  The Index Rate for this Note shall be:

     The Compass Bank New Mexico Base Rate which is a reference rate established by Lender and is subject to increase and decrease at Lender's discretion. Lender may lend to others at interest rates at, or greater or lessor than, such rate.

     If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

     RATE LIMITATIONS: Subject to applicable law, the minimum interest rate on this Note shall be N/A % per annum. The maximum interest rate on this Note shall not exceed N/A % per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law. The maximum rate increase at any one time will be N/A %. The maximum rate decrease at any one time will be N/A %.

     DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, fin its discretion, increase the interest rate on this Note to: 18%, or the maximum interest rate Lender is permitted to charge by law, whichever is less.

     PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

          On demand, but if no demand is made, then:

     1 interest only payment on August 27, 2000. A final payment of the unpaid principal balance plus accrued interest is due and payable on November 27, 2000.

     PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. To the extent permitted by law, if this Note is prepaid in full, there will be:
     [X] No minimum finance charge or prepayment penalty. [ ] A minimum finance charge of $_______. [ ] A prepayment penalty of:


     LATE CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late charge of: [ ] ________% of the unapid payment;
     [X] $10.00 or 5.00% of the unpaid payment, whichever is [ ] greater [X] less.

     SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower, grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [ ] If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations.

     RENEWAL: [X] If checked, this Note is a renewal, but not a satisfaction, of Loan Number 4652100. Such renewal shall not be a novation that effectively extinguishes debt and substitutes in its place new debt.

     THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE PROVISIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTICE.

         Dated:  May 27, 2000

         BORROWER:  Global Election Systems, Inc            BORROWER:


         By:
            -------------------------------        ----------------------------
         Robert J. Urosevich
         President

         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------

[LOGO] COMPASS
       BANK                         BORROWER

                                                             DISBURSEMENT
                                                             INSTRUCTIONS

                         Global Election Systems, Inc.


       COMPASS BANK
       P O Box 26144
       Albuquerque, NM  87125
       (888) 967-2265  "LENDER"



                                     ADDRESS
                           1611 Wilmeth Road
                           McKinney, TX 75069
                           TELEPHONE NO.
                                   IDENTIFICATION NO.
                                                 85039490

                                      PRINCIPAL
         OFFICER         INTEREST       AMOUNT       FUNDING DATE     MATURITY   CUSTOMER    LOAN
      IDENTIFICATION       RATE      CREDIT LIMIT   AGREEMENT DATE      DATE      NUMBER    NUMBER
      --------------       ----      ------------   --------------    --------   --------   -------
       WMF               VARIABLE     $904,950.00      05/22/00       11/22/00

     Borrower has borrowed money from Lender indicated above pursuant to a Promissory Note/Credit Agreement dated May 27, 2000 and Borrower instructs Lender to disburse the proceedings in the following manner:


          AMOUNT DISBURSED TO BORROWER:                                                0.00
                                                                                -----------
          AMOUNT DRAWN TO PAY OR CREDIT TO BORROWER'S ACCOUNT WITH LENDER:
                 ACCOUNT NUMBER CREDITED:   500075546-2218900                    133,310.00
                                                                                -----------
                 ACCOUNT NUMBER CREDITED:
                                                                                -----------
                 ACCOUNT NUMBER CREDITED:
                                                                                -----------
                 ACCOUNT NUMBER CREDITED:
                                                                                -----------
                 ACCOUNT NUMBER CREDITED:
                                                                                -----------
          AMOUNT OF LOAN PROCEEDS PAID TO OTHERS ON THE BORROWER'S BEHALF:
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------
                 PAYEE:
                                                                                -----------

                                                           PAID IN CASH         ADDED TO LOAN
          AMOUNT PAID TO PUBLIC OFFICIALS:
                                                           -------------        -------------
          AMOUNT PAID TO INSURANCE COMPANIES:
                                                           -------------        -------------
          AMOUNT PAID TO CREDIT REPORTING AGENCIES:
                                                           -------------        -------------
          TITLE EXAMINATION:
                                                           -------------        -------------
          SETTLEMENT/CLOSING FEE:
                                                           -------------        -------------
          TITLE INSURANCE BINDER:
                                                           -------------        -------------
          ATTORNEY:
                                                           -------------        -------------
          DOCUMENT PREPARATION FEE:
                                                           -------------        -------------
          NOTARY:
                                                           -------------        -------------
          SURVEYOR:
                                                           -------------        -------------
          PEST INSPECTOR:
                                                           -------------        -------------
          ABSTRACT/TITLE SEARCH:
                                                           -------------        -------------
          TITLE INSURER:
                                                           -------------        -------------
          CITY/COUNTY TAX DEED/MORTGAGE:
                                                           -------------        -------------
          STATE TAX DEED/MORTGAGE:
                                                           -------------        -------------
          HAZARD INSURANCE PREMIUM:
                                                           -------------        -------------
          FLOOD INSURANCE PREMIUM
                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------

                                                           -------------        -------------
          Loan Origination Fee
                                                           -------------        -------------
          Points/Discount
                                                           -------------        -------------
          Lender's Inspection Fee
                                                           -------------        -------------
          Assumption Fee
                                                           -------------        -------------
          Doc Prep Fee                                            250.00
                                                           -------------        -------------
          TOTAL FEES PAID IN CASH:                                250.00
                                                           -------------        -------------
          TOTAL FEES FINANCED WITH LOAN:                                               250.00
                                                                                =============


Dated:  May 27, 2000

         BORROWER:  Global Election Systems, Inc            BORROWER:


         By:
            -------------------------------        ----------------------------
         Robert J. Urosevich
         President

         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------


         BORROWER:                                          BORROWER:


         ----------------------------------        ----------------------------